Form N-SAR

Sub-Item 77Q1 (e)
Copies of new or amended Registrant investment advisory contracts
333-33978, 811-09885

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Modular Portfolio Construction(R) Fund is incorporated herein by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 47 to Janus Adviser Series registration statement on Form N-1A, filed on September 3, 2008 accession number 0000950134-08-016077 (File No. 333-33978).

Janus Adviser Series Investment Advisory Agreement - Janus Adviser Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit 4(yyyyy) to Post-Effective Amendment No. 53 to Janus Adviser Series registration statement on Form N-1A, filed on December 31, 2008 accession number 0000950134-08-022974 (File No. 333-33978).

Janus Adviser Series Sub-Advisory Agreement - Janus Adviser Perkins Large Cap Value Fund is incorporated herein by reference to Exhibit 4(zzzzz) to Post-Effective Amendment No. 53 to Janus Adviser Series registration statement on Form N-1A, filed on December 31, 2008 accession number 0000950134-08-022974 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Perkins Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(aaaaaa) to Post-Effective Amendment No. 53 to Janus Adviser Series registration statement on Form N-1A, filed on December 31, 2008 accession number 0000950134-08-022974 (File No. 333-33978).

Janus Adviser Series Sub-Advisory Agreement - Janus Adviser Perkins Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(bbbbbb) to Post-Effective Amendment No. 53 to Janus Adviser Series registration statement on Form N-1A, filed on December 31, 2008 accession number 0000950134-08-022974 (File No. 333-33978).

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Perkins Small Company Value Fund is incorporated herein by reference to Exhibit 4(cccccc) to Post-Effective Amendment No. 53 to Janus Adviser Series registration statement on Form N-1A, filed on December 31, 2008 accession number 0000950134-08-022974 (File No. 333-33978).

Janus Adviser Series Sub-Advisory Agreement - Janus Adviser Perkins Small Company Value Fund is incorporated herein by reference to Exhibit 4(dddddd) to Post-Effective Amendment No. 53 to Janus Adviser Series registration statement on Form N-1A, filed on December 31, 2008 accession number 0000950134-08-022974 (File No. 333-33978).